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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)    March 5, 1998

                     DATA PROCESSING RESOURCES CORPORATION
            (Exact name of registrant as specified in its charter)



         California                    0-27612               95-3931443
 (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)             file number)         Identification No.)

 4400 MacArthur Boulevard, Suite 600
         Newport Beach, CA                                92660
 (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code:  (714) 553-1102


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

     On March 5, 1998, the Registrant issued a press release announcing that, subject to market and other conditions, it intends to raise $85 million (excluding proceeds of the over-allotment option, if any) through a private placement under Rule 144A of convertible subordinated notes (the "Notes") within the United States to qualified institutional buyers.

     It is contemplated that the Notes will have a term of seven years and be convertible into common stock of the Registrant. The Registrant intends to use the net proceeds of the offering for repayment of debt and general corporate purposes, including acquisitions.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibit is filed herewith:

         99.1 - Press Release dated March 5, 1998.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA PROCESSING RESOURCES CORPORATION


Date:  March 5, 1998                   By:   /s/ Michael A. Piraino
     -------------------                  ----------------------------

                                       Michael A. Piraino, Executive Vice
                                       President and Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)
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                                 EXHIBIT INDEX

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    EXHIBIT NO.            DOCUMENT
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
       99.1        Text of Press Release dated March 5, 1998.
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